Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST (the “Trust”)
Mairs & Power Growth Fund
Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund

Supplement to Statement of Additional Information (“SAI”) Dated April 30, 2020

Change in Co-Portfolio Managers

As part of a transition plan established by Mairs & Power, Inc. (the “Adviser”), the investment adviser to the Mairs & Power Growth Fund (the “Growth Fund”) and the Mairs & Power Small Cap Fund (the “Small Cap Fund”), Mark L. Henneman will be stepping down as Co-Manager of the Growth Fund.  Andrew R. Adams, Lead Portfolio Manager, and Peter J. Johnson, Co-Manager, will continue to manage the Growth Fund.  In addition, Christopher D. Strom has been named Co-Manager of the Small Cap Fund.  Allen D. Steinkopf, Lead Portfolio Manager, and Andrew R. Adams, Co-Manager, will continue to manage the Small Cap Fund with Mr. Strom.  These changes are effective January 1, 2021.

Accordingly, all references to information pertaining solely to Mr. Henneman as Co-Manager of the Growth Fund are hereby deleted, and the following disclosures are added with respect to Mr. Strom:

1.
The following line item is added to the table starting on page 29 of the SAI under the section entitled “Portfolio Managers—Other Accounts Managed,” and the number of accounts and assets for Mr. Strom is shown as of November 30, 2020:

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher D. Strom	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

2.
The following line item is added with respect to the Small Cap Fund to the table on page 30 of the SAI under the section entitled “Portfolio Managers—Ownership of Securities” and sets forth the dollar range of shares of the Small Cap Fund owned, directly and indirectly, by Mr. Strom, as of November 30, 2020:

Fund / Portfolio Manager	Dollar Range of Shares Owned in Fund
Small Cap Fund
Christopher D. Strom	$100,001 - $500,000

Change in Board of Trustees to the Funds

Effective as of December 31, 2020, Jon A. Theobald retired from the Board of Trustees (the “Board”) of the Trust after reaching the mandatory retirement age of 75.  Accordingly, all references to information pertaining to Mr. Theobald as a Trustee of the Board are hereby deleted.  In addition, the size of the Board was reduced from six to five members effective January 1, 2021.

Change in the Distributor to the Funds

Effective as of January 11, 2021 (the “Effective Date”), Foreside Fund Services, LLC (“Foreside”) will replace ALPS Distributors, Inc. (“ALPS”) as the principal underwriter and distributor to the Trust.  Accordingly, all references to ALPS should be deleted as of the Effective Date, and the information under the section entitled “Principal Underwriter” is replaced with the following information:

The Trust has entered into a Distribution Agreement, on behalf of each Fund, with Foreside Fund Services, LLC (“Foreside”) pursuant to which Foreside will act as distributor for each Fund and act as agent for each Fund in selling its shares to the public. Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside will offer shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. Foreside is not obligated to sell any certain number of shares of the Funds. Foreside will also review advertisements and act as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

The Distribution Agreement between the Trust and Foreside has an initial term of two years and continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.

The Adviser has agreed to pay all fees and expenses which are payable to Foreside under the Distribution Agreement, and the Funds will not pay any such fees and expenses.

The date of this Supplement is January 11, 2021.

Please keep this Supplement with your records.